Cash and cash equivalents	12 Months Ended
Dec. 31, 2023
Cash and cash equivalents [abstract]
Cash and cash equivalents	Cash and cash equivalents
Accounting policies
Cash and cash equivalents include cash on hand, deposits held at call with external financial institutions and other short- term highly liquid investments with original maturities of three months or less. They are both readily convertible to known amounts of cash and so near to their maturity that they present insignificant risk of changes in value because of changes in interest rates. Amounts held in money market funds held as cash equivalents and are classified as level 1 fair value financial instrument.
The following table presents the allocation between the Company’s cash and cash equivalents (in USD thousands):

	December 31,
	2023	2022
Bank balances	$16,068	$25,820
Total cash	$16,068	$25,820

Money market funds	$60,683	$85,252
Term deposits less than 3 months	$46,500	$50,233
Total cash equivalents	$107,183	$135,485

Cash and cash equivalents	$123,251	$161,305

Designated cash
In July 2021, the Company designated $30.0 million to a separate bank account to be used exclusively to settle potential liabilities arising from claims against Directors and Officers covered under the Company’s Directors and Officers Insurances Policy (“D&O Policy”). Setting up the designated account has significantly reduced the premiums associated with the D&O Policy. In June 2023, the Company obtained a new D&O Policy that allowed it to reduce the designated cash amount set aside in the separate bank account from $30.0 million to $15 million. The new D&O policy and reduction of designated cash are effective as of July 2023. The Company expects to continue to designate this cash balance for this sole use under the D&O Policy.